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                                               SEC File Nos. 033-86006/811-08850





                                 MAINSTAY FUNDS

                           MAINSTAY ICAP EQUITY FUND
                        MAINSTAY ICAP SELECT EQUITY FUND
                        MAINSTAY ICAP INTERNATIONAL FUND

                Supplement dated January 12, 2007 ("Supplement") to the Statement of Additional Information ("SAI") dated August 31, 2006


     This Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") of ICAP Funds, Inc. (the "Funds"). You may obtain a copy of the Funds' Prospectus and SAI free of charge, upon request, by calling toll-free 1-800- MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

On page 42 of the SAI, under the section entitled "Alternative Sales Arrangements" and the sub-section entitled "Purchases at Net Asset Value," the fifth paragraph is deleted in its entirety and replaced with the following:

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by
(1) existing Class I shareholders who owned shares of the no-load class of any Fund as of August 31, 2006, (2) individuals investing at least $5 million in a Fund, and (3) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to,
(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with the Distributor, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP,
(vii) investors purchasing through certain non-broker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $1 million in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.

            Please Retain This Supplement For Your Future Reference.